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                                                                    EXHIBIT 23.1

                        [Deloitte & Touche Letterhead]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-04712, No. 333-03728, No. 33-89322, No. 33-72956, No. 333-02903 and No.
333-71147 of West Marine, Inc. on Form S-8 of our report dated February 24, 1999, appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended January 2, 1999.

/s/ Deloitte & Touche LLP

March 29, 1999